Stockholders' Equity	6 Months Ended
Jun. 30, 2014
Stockholders' Equity

10. Stockholders’ Equity

The Company is authorized to issue two classes of stock: common stock and Series A Preferred Stock. Each share of Series A Preferred Stock was convertible, at the option of the holder thereof, into common stock on a one-for-one basis, subject to adjustment as defined in the Company’s amended and restated certificate of incorporation. The Company entered into a stockholders agreement in 2013 with certain stockholders. The agreement prevented those stockholders from transferring their shares without the consent of a majority of the stockholders.

On April 4, 2014, the Company completed the IPO in which the Company issued and sold 4,000,000 shares of common stock at a public offering price of $26.00 per share. The Company received net proceeds of $94.9 million (unaudited) after deducting underwriting discounts and commissions of $6.5 million (unaudited) and other offering expenses of approximately $2.6 million (unaudited). Upon the closing of the IPO, the stockholder’s agreement ceased to be in effect.

Common Stock

Each holder of common stock will have one vote per share of common stock held on all matters that are submitted for stockholder vote. Upon liquidation, the common stock was junior to the rights and preferences of the Series A preferred stock as of December 31, 2013. At December 31, 2012 and 2013, and June 30, 2014 there were 31,349,777, 165,000,000 and 500,000,000 shares (unaudited) of common stock authorized, respectively. The Company increased the number of authorized shares at the time of the Merger. At December 31, 2012, there were 31,349,777 shares issued and 31,218,164 shares of common stock outstanding. At December 31, 2013, there were 53,757,437 shares of common stock issued and outstanding. At June 30, 2014 there were 78,831,161 shares (unaudited) of common stock issued and outstanding. The Company held 131,607 shares as treasury shares for the year ended December 31, 2012.

Series A Preferred Stock

Upon the closing of the IPO on April 4, 2014, all shares of the Company’s then-outstanding convertible Series A Preferred Stock automatically converted on a one-for-one basis into an aggregate of 19,284,113 shares of common stock. There were no issued or outstanding shares of preferred stock as of June 30, 2014.

In the event of a liquidation event, the holders of Series A preferred stock were entitled to receive pari passu to each other, and prior in preference to any distribution of any assets of the Company to the holders of common stock. The Series A preferred stock had a liquidation preference of an amount per share equal to the original Series A preferred stock issue price. The aggregate liquidation preference of the Series A Preferred Stock as of December 31, 2012 and 2013 was approximately $50.0 million and $86.2 million, respectively.

Redeemable Common Stock

The put rights that would have required the Company to repurchase the Company’s then outstanding redeemable common stock at fair value (as defined in the stockholders agreement) determined at the redemption date were terminated and the shares converted on a one-for-one basis into an aggregate of 1,344,236 shares common stock upon the closing of the IPO on April 4, 2014.

There were 1,344,236 shares of common stock with put rights that would have required the Company to repurchase these shares at fair value determined at the redemption date. As the redemption price is equivalent to the fair value of the instrument, the Company adjusted the carrying value of the redeemable common stock to its fair value with an adjustment to equity. The fair value of the redeemable common stock was $18.4 million at December 31, 2013. The Company had an annual redemption limit of $4.0 million.